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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2002



                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)



                         DELAWARE                            36-3520923
                (State or other jurisdiction of            (I.R.S. Employer
                incorporation or organization)            Identification No.)



          200 NORTH LASALLE STREET, CHICAGO, ILLINOIS           60601-1014
           (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (312) 458-2500




                              Florsheim Group Inc.
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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 ITEM 5.   OTHER EVENTS

On August 7, 2002, Florsheim Group Inc. changed the name of the company to FGI Group Inc. as required in the asset purchase agreement with Weyco Group, Inc. dated March 4, 2002.

On August 7, 2002, the following individuals resigned from the office(s) of the company:

Peter P. Corritori Jr.     President and Chief Executive Officer
Thomas P. Polke            Executive Vice President, Chief Financial Officer
F. Terrence Blanchard      Vice President, Finance, Chief Accounting Officer
Ernie Florio               Vice President, Product Development and Sourcing
Gino Giombetti             Vice President, Operations
Thomas W. Joseph           Executive Vice President, President International
                           Division, President Retail
Mark R. Medici             Senior-Vice President, National Sales Manager
Larry Solomon              Secretary

F. Terrence Blanchard was elected to the offices of President, Chief Financial Officer and Secretary of the corporation on the same date.

On August 7, 2002, Robert Falk, Michael Gross, John Kissick, Robert Mariano, Ronald Mueller and Michael Weiner resigned as directors from the Board of the company. Following the resignation of the above directors, the then remaining directors elected to reduce the number of directors that constitutes the Board from ten to three. The three remaining directors are Peter Corritori, Bernard Attal and Joshua J. Harris.


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Pursuant to Bankruptcy Rule 2015, Florsheim Group Inc, filed its monthly operating reports covering the period ending July 27, 2002 with the United States Bankruptcy Court for the District of Delaware.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:


     1.   Summary of Cash Receipts and Disbursements.
     2.   Summary of Cash Accounts.
     3.   Receipts Listing.
     4.   Disbursements Listing.
     5.   Statement of Inventory.
     6.   Payroll Information Statement.
     7.   Statement of Aged Receivables.
     8.   Accounts Payable Aging.
     9.   Tax Questionnaire.
     10.  Declaration Under Penalty of Perjury.


ITEM 7.    EXHIBITS

     (c)      Exhibit


 Exhibit
  Number                     Description
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    99.1      Financial Information dated July 27, 2002.


















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 FLORSHEIM GROUP INC.

                                 /s/ F. Terrence Blanchard
                                 -------------------------------
                                 F. Terrence Blanchard
                                 President and Chief Financial Officer



August 22, 2002